EXHIBIT 10.158

PROMISSORY NOTE A-4

$86,212,500.00	New York, New York
December 17, 2007

FOR VALUE RECEIVED, THE ENTITIES SET FORTH ON SCHEDULE I OF THIS AGREEMENT, each of which is a Delaware limited liability company or an Illinois limited partnership, having its principal place of business at 2901 Butterfield Road, Oak Brook, Illinois 60523, each as co-maker hereunder (referred to herein collectively as “Borrower”), hereby unconditionally promise, on a joint and several basis, to pay to the order of BANK OF AMERICA, N.A., a national banking association, having an address at Bank of America Corporate Center, 100 North Tryon Street, Charlotte, North Carolina 28255 (“Lender”), as payee, or at such other place as the holder hereof may from time to time designate in writing, the principal sum of EIGHTY SIX MILLION TWO HUNDRED TWELVE THOUSAND FIVE HUNDRED and NO/100 DOLLARS ($86,212,500.00), in lawful money of the United States of America with interest thereon to be computed from the date of this Note at the Interest Rate, and to be paid in accordance with the terms of this Note and that certain Loan Agreement, dated as of the date hereof, between Borrower, Lender, and Bear Stearns Commercial Mortgage, Inc., a New York corporation (the “Loan Agreement”).  All capitalized terms not defined herein shall have the respective meanings set forth in the Loan Agreement.

ARTICLE 1                    PAYMENT TERMS

Borrower agrees to pay interest on the unpaid principal sum of this Note from time to time outstanding at the rates and at the times specified in the Loan Agreement and the outstanding balance of the principal sum of this Note and all accrued and unpaid interest thereon shall be due and payable on the Maturity Date.  This Note shall be the “Note A-4” as defined in the Loan Agreement.

ARTICLE 2                    DEFAULT AND ACCELERATION

The Debt shall without notice become immediately due and payable at the option of Lender if payment required in this Note is not paid within five (5) days after the date when due or if not paid on or before the Maturity Date or on the happening of any other Event of Default.

ARTICLE 3                    LOAN DOCUMENTS

This Note is secured by the Mortgages and the other Loan Documents.  All of the terms, covenants and conditions contained in the Loan Agreement, the Mortgages and the other Loan Documents are hereby made part of this Note to the same extent and with the same force as if they were fully set forth herein.  In the event of a conflict or inconsistency between the terms of this Note and the Loan Agreement, the terms and provisions of the Loan Agreement shall govern.

ARTICLE 4                    SAVINGS CLAUSE

Notwithstanding anything to the contrary, (a) all agreements and communications between Borrower and Lender are hereby and shall automatically be limited so that, after taking into account all amounts deemed interest, the interest contracted for, charged or received by Lender shall never exceed the maximum lawful rate or amount, (b) in calculating whether any interest exceeds the lawful maximum, all such interest shall be amortized, prorated, allocated and spread over the full amount and term of all principal indebtedness of Borrower to Lender, and (c) if through any contingency or event, Lender receives or is deemed to receive interest in excess of the lawful maximum, any such excess shall be deemed to have been applied (without prepayment penalty or premium) toward payment of the principal of any and all then outstanding indebtedness of Borrower to Lender, or if there is no such indebtedness, shall immediately be returned to Borrower.

ARTICLE 5                    NO ORAL CHANGE

This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

ARTICLE 6                    WAIVERS

Borrower and all others who may become liable for the payment of all or any part of the Debt do hereby severally waive presentment and demand for payment, notice of dishonor, notice of intention to accelerate, notice of acceleration, protest and notice of protest and non-payment and all other notices of any kind.  No release of any security for the Debt or extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of this Note, the Loan Agreement or the other Loan Documents made by agreement between Lender or any other Person shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Borrower, and any other Person who may become liable for the payment of all or any part of the Debt, under this Note, the Loan Agreement or the other Loan Documents.  No notice to or demand on Borrower shall be deemed to be a waiver of the obligation of Borrower or of the right of Lender to take further action without further notice or demand as provided for in this Note, the Loan Agreement or the other Loan Documents.  If Borrower is a partnership, the agreements herein contained shall remain in force and applicable, notwithstanding any changes in the individuals comprising the partnership, and the term “Borrower,” as used herein, shall include any alternate or successor partnership, but any predecessor partnership and their partners shall not thereby be released from any liability. If Borrower is a limited liability company, the agreements herein contained shall remain in force and applicable, notwithstanding any changes in the members comprising the company, and the term “Borrower,” as used herein, shall include any alternate or successor company, but any predecessor company shall not thereby be released from any liability.   If Borrower is a corporation, the agreements contained herein shall remain in full force and applicable notwithstanding any changes in the shareholders comprising, or the officers and directors relating to, the corporation, and the term “Borrower” as used herein, shall include any alternative or successor corporation, but any predecessor corporation shall not be relieved of liability

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hereunder.  (Nothing in the foregoing sentence shall be construed as a consent to, or a waiver of, any prohibition or restriction on transfers of interests in such entity which may be set forth in the Loan Agreement, the Mortgages or any other Loan Document.)

ARTICLE 7                    TRANSFER

Upon the transfer of this Note, Borrower hereby waiving notice of any such transfer except as provided in the Loan Agreement, Lender may deliver all the collateral mortgaged, granted, pledged or assigned pursuant to the Loan Documents, or any part thereof, to the transferee who shall thereupon become vested with all the rights herein or under applicable law given to Lender with respect thereto, and Lender shall from that date forward forever be relieved and fully discharged from any liability or responsibility in the matter; but Lender shall retain all rights hereby given to it with respect to any liabilities and the collateral not so transferred.

ARTICLE 8                    EXCULPATION

The provisions of Section 9.4 of the Loan Agreement are hereby incorporated by reference into this Note to the same extent and with the same force as if fully set forth herein.

ARTICLE 9                    GOVERNING LAW

This Note shall be governed in accordance with the terms and provisions of Section 10.3 of the Loan Agreement.

ARTICLE 10                  NOTICES

All notices or other written communications hereunder shall be delivered in accordance with Section 10.6 of the Loan Agreement.

ARTICLE 11                  JOINT AND SEVERAL LIABILITY

If more than one Person has executed this Note as “Borrower”, the obligations of all such Persons hereunder shall be joint and several.

[NO FURTHER TEXT ON THIS PAGE]

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IN WITNESS WHEREOF, Borrower has duly executed this Note as of the day and year first above written.

BORROWER:

IA ORCHARD HOTELS TUCSON SOUTH WILLIAMS, L.L.C., a Delaware limited liability company

By:	Inland American Orchard Hotels, Inc., a Delaware corporation, its sole member

	By:	/s/ Lori J. Foust
		Name:	Lori J. Foust
		Title:	Treasurer

IA ORCHARD HOTELS TUCSON SOUTH WILLIAMS TRS, L.L.C., a Delaware limited liability company

By:	Inland American Orchard TRS Holding, Inc., a Delaware corporation, its sole member

	By:	/s/ Lori J. Foust
		Name:	Lori J. Foust
		Title:	Treasurer

[Signatures continue on following page]

IA ORCHARD HOTELS TUCSON EAST WILLIAMS, L.L.C., a Delaware limited liability company

By:	Inland American Orchard Hotels, Inc., a Delaware corporation, its sole member

	By:	/s/ Lori J. Foust
		Name:	Lori J. Foust
		Title:	Treasurer

IA ORCHARD HOTELS TUCSON EAST WILLIAMS TRS, L.L.C., a Delaware limited liability company

By:	Inland American Orchard TRS Holding, Inc., a Delaware corporation, its sole member

	By:	/s/ Lori J. Foust
		Name:	Lori J. Foust
		Title:	Treasurer

[Signatures continue on following page]

IA ORCHARD HOTELS LOS ALAMITOS, L.L.C., a Delaware limited liability company

By:	Inland American Orchard Hotels, Inc., a Delaware corporation, its sole member

	By:	/s/ Lori J. Foust
		Name:	Lori J. Foust
		Title:	Treasurer

IA ORCHARD HOTELS LOS ALAMITOS TRS, L.L.C., a Delaware limited liability company

By:	Inland American Orchard TRS Holding, Inc., a Delaware corporation, its sole member

	By:	/s/ Lori J. Foust
		Name:	Lori J. Foust
		Title:	Treasurer

[Signatures continue on following page]

IA ORCHARD HOTELS COLORADO SPRINGS, L.L.C., a Delaware limited liability company

By:	Inland American Orchard Hotels, Inc., a Delaware corporation, its sole member

	By:	/s/ Lori J. Foust
		Name:	Lori J. Foust
		Title:	Treasurer

IA ORCHARD HOTELS COLORADO SPRINGS TRS, L.L.C., a Delaware limited liability company

By:	Inland American Orchard TRS Holding, Inc., a Delaware corporation, its sole member

	By:	/s/ Lori J. Foust
		Name:	Lori J. Foust
		Title:	Treasurer

[Signatures continue on following page]

IA ORCHARD HOTELS DANBURY, L.L.C., a Delaware limited liability company

By:	Inland American Orchard Hotels, Inc., a Delaware corporation, its sole member

	By:	/s/ Lori J. Foust
		Name:	Lori J. Foust
		Title:	Treasurer

IA ORCHARD HOTELS DANBURY TRS, L.L.C., a Delaware limited liability company

By:	Inland American Orchard TRS Holding, Inc., a Delaware corporation, its sole member

	By:	/s/ Lori J. Foust
		Name:	Lori J. Foust
		Title:	Treasurer

[Signatures continue on following page]

IA ORCHARD HOTELS TAMPA, L.L.C., a Delaware limited liability company

By:	Inland American Orchard Hotels, Inc., a Delaware corporation, its sole member

	By:	/s/ Lori J. Foust
		Name:	Lori J. Foust
		Title:	Treasurer

IA ORCHARD HOTELS TAMPA TRS, L.L.C., a Delaware limited liability company

By:	Inland American Orchard TRS Holding, Inc., a Delaware corporation, its sole member

	By:	/s/ Lori J. Foust
		Name:	Lori J. Foust
		Title:	Treasurer

[Signatures continue on following page]

IA ORCHARD HOTELS BATON ROUGE, L.L.C., a Delaware limited liability company

By:	Inland American Orchard Hotels, Inc., a Delaware corporation, its sole member

	By:	/s/ Lori J. Foust
		Name:	Lori J. Foust
		Title:	Treasurer

IA ORCHARD HOTELS BATON ROUGE TRS, L.L.C., a Delaware limited liability company

By:	Inland American Orchard TRS Holding, Inc., a Delaware corporation, its sole member

	By:	/s/ Lori J. Foust
		Name:	Lori J. Foust
		Title:	Treasurer

[Signatures continue on following page]

IA ORCHARD HOTELS CRANBURY, L.L.C., a Delaware limited liability company

By:	Inland American Orchard Hotels, Inc., a Delaware corporation, its sole member

	By:	/s/ Lori J. Foust
		Name:	Lori J. Foust
		Title:	Treasurer

IA ORCHARD HOTELS CRANBURY TRS, L.L.C., a Delaware limited liability company

By:	Inland American Orchard TRS Holding, Inc., a Delaware corporation, its sole member

	By:	/s/ Lori J. Foust
		Name:	Lori J. Foust
		Title:	Treasurer

[Signatures continue on following page]

IA ORCHARD HOTELS LEBANON, L.L.C., a Delaware limited liability company

By:	Inland American Orchard Hotels, Inc., a Delaware corporation, its sole member

	By:	/s/ Lori J. Foust
		Name:	Lori J. Foust
		Title:	Treasurer

IA ORCHARD HOTELS LEBANON TRS, L.L.C., a Delaware limited liability company

By:	Inland American Orchard TRS Holding, Inc., a Delaware corporation, its sole member

	By:	/s/ Lori J. Foust
		Name:	Lori J. Foust
		Title:	Treasurer

[Signatures continue on following page]

IA ORCHARD HOTELS SOMERSET, L.L.C., a Delaware limited liability company

By:	Inland American Orchard Hotels, Inc., a Delaware corporation, its sole member

	By:	/s/ Lori J. Foust
		Name:	Lori J. Foust
		Title:	Treasurer

IA ORCHARD HOTELS SOMERSET TRS, L.L.C., a Delaware limited liability company

By:	Inland American Orchard TRS Holding, Inc., a Delaware corporation, its sole member

	By:	/s/ Lori J. Foust
		Name:	Lori J. Foust
		Title:	Treasurer

[Signatures continue on following page]

IA ORCHARD HOTELS ALBUQUERQUE, L.L.C., a Delaware limited liability company

By:	Inland American Orchard Hotels, Inc., a Delaware corporation, its sole member

	By:	/s/ Lori J. Foust
		Name:	Lori J. Foust
		Title:	Treasurer

IA ORCHARD HOTELS ALBUQUERQUE TRS, L.L.C., a Delaware limited liability company

By:	Inland American Orchard TRS Holding, Inc., a Delaware corporation, its sole member

	By:	/s/ Lori J. Foust
		Name:	Lori J. Foust
		Title:	Treasurer

[Signatures continue on following page]

IA ORCHARD HOTELS HAUPPAUGE, L.L.C., a Delaware limited liability company

By:	Inland American Orchard Hotels, Inc., a Delaware corporation, its sole member

	By:	/s/ Lori J. Foust
		Name:	Lori J. Foust
		Title:	Treasurer

IA ORCHARD HOTELS HAUPPAUGE TRS, L.L.C., a Delaware limited liability company

By:	Inland American Orchard TRS Holding, Inc., a Delaware corporation, its sole member

	By:	/s/ Lori J. Foust
		Name:	Lori J. Foust
		Title:	Treasurer

[Signatures continue on following page]

IA ORCHARD HOTELS WESTBURY, L.L.C., a Delaware limited liability company

By:	Inland American Orchard Hotels, Inc., a Delaware corporation, its sole member

	By:	/s/ Lori J. Foust
		Name:	Lori J. Foust
		Title:	Treasurer

IA ORCHARD HOTELS WESTBURY TRS, L.L.C., a Delaware limited liability company

By:	Inland American Orchard TRS Holding, Inc., a Delaware corporation, its sole member

	By:	/s/ Lori J. Foust
		Name:	Lori J. Foust
		Title:	Treasurer

[Signatures continue on following page]

IA ORCHARD HOTELS SOLON, L.L.C., a Delaware limited liability company

By:	Inland American Orchard Hotels, Inc., a Delaware corporation, its sole member

	By:	/s/ Lori J. Foust
		Name:	Lori J. Foust
		Title:	Treasurer

IA ORCHARD HOTELS SOLON TRS, L.L.C., a Delaware limited liability company

By:	Inland American Orchard TRS Holding, Inc., a Delaware corporation, its sole member

	By:	/s/ Lori J. Foust
		Name:	Lori J. Foust
		Title:	Treasurer

[Signatures continue on following page]

IA ORCHARD HOTELS NASHVILLE, L.L.C., a Delaware limited liability company

By:	Inland American Orchard Hotels, Inc., a Delaware corporation, its sole member

	By:	/s/ Lori J. Foust
		Name:	Lori J. Foust
		Title:	Treasurer

IA ORCHARD HOTELS NASHVILLE TRS, L.L.C., a Delaware limited liability company

By:	Inland American Orchard TRS Holding, Inc., a Delaware corporation, its sole member

	By:	/s/ Lori J. Foust
		Name:	Lori J. Foust
		Title:	Treasurer

[Signatures continue on following page]

IA ORCHARD HOTELS ADDISON LIMITED PARTNERSHIP, an Illinois limited partnership

By:	IA Orchard Hotels Addison GP, L.L.C., a Delaware limited liability company, its general partner

	By:	Inland American Orchard Hotels, Inc., a Delaware corporation, its sole member

		By:	/s/ Lori J. Foust
Name: Lori J. Foust
Title: Treasurer

IA ORCHARD HOTELS ADDISON TRS LIMITED PARTNERSHIP, an Illinois limited partnership

By:	IA Orchard Hotels Addison TRS GP, L.L.C., a Delaware limited liability company, its general partner

	By:	Inland American Orchard TRS Holding, Inc., a Delaware corporation, its sole member

		By:	/s/ Lori J. Foust
Name: Lori J. Foust
Title: Treasurer

[Signatures continue on following page]

IA ORCHARD HOTELS BROWNSVILLE LIMITED PARTNERSHIP, an Illinois limited partnership

By:	IA Orchard Hotels Brownsville GP, L.L.C., a Delaware limited liability company, its general partner

	By:	Inland American Orchard Hotels, Inc., a Delaware corporation, its sole member

		By:	/s/ Lori J. Foust
Name: Lori J. Foust
Title: Treasurer

IA ORCHARD HOTELS BROWNSVILLE TRS LIMITED PARTNERSHIP, an Illinois limited partnership

By:	IA Orchard Hotels Brownsville TRS GP, L.L.C., a Delaware limited liability company, its general partner

	By:	Inland American Orchard TRS Holding, Inc., a Delaware corporation, its sole member

		By:	/s/ Lori J. Foust
Name: Lori J. Foust
Title: Treasurer

[Signatures continue on following page]

IA ORCHARD HOTELS DALLAS LIMITED PARTNERSHIP, an Illinois limited partnership

By:	IA Orchard Hotels Dallas GP, L.L.C., a Delaware limited liability company, its general partner

	By:	Inland American Orchard Hotels, Inc., a Delaware corporation, its sole member

		By:	/s/ Lori J. Foust
Name: Lori J. Foust
Title: Treasurer

IA ORCHARD HOTELS DALLAS TRS LIMITED PARTNERSHIP, an Illinois limited partnership

By:	IA Orchard Hotels Dallas TRS GP, L.L.C., a Delaware limited liability company, its general partner

	By:	Inland American Orchard TRS Holding, Inc., a Delaware corporation, its sole member

		By:	/s/ Lori J. Foust
Name: Lori J. Foust
Title: Treasurer

[Signatures continue on following page]

IA ORCHARD HOTELS FORT WORTH LIMITED PARTNERSHIP, an Illinois limited partnership

By:	IA Orchard Hotels Fort Worth GP, L.L.C., a Delaware limited liability company, its general partner

	By:	Inland American Orchard Hotels, Inc., a Delaware corporation, its sole member

		By:	/s/ Lori J. Foust
Name: Lori J. Foust
Title: Treasurer

IA ORCHARD HOTELS FORT WORTH TRS LIMITED PARTNERSHIP, an Illinois limited partnership

By:	IA Orchard Hotels Fort Worth TRS GP, L.L.C., a Delaware limited liability company, its general partner

	By:	Inland American Orchard TRS Holding, Inc., a Delaware corporation, its sole member

		By:	/s/ Lori J. Foust
Name: Lori J. Foust
Title: Treasurer

[Signatures continue on following page]

IA ORCHARD HOTELS HARLINGEN LIMITED PARTNERSHIP, an Illinois limited partnership

By:	IA Orchard Hotels Harlingen GP, L.L.C., a Delaware limited liability company, its general partner

	By:	Inland American Orchard Hotels, Inc., a Delaware corporation, its sole member

		By:	/s/ Lori J. Foust
Name: Lori J. Foust
Title: Treasurer

IA ORCHARD HOTELS HARLINGEN TRS LIMITED PARTNERSHIP, an Illinois limited partnership

By:	IA Orchard Hotels Harlingen TRS GP, L.L.C., a Delaware limited liability ompany, its general partner

	By:	Inland American Orchard TRS Holding, Inc., a Delaware corporation, its sole member

		By:	/s/ Lori J. Foust
Name: Lori J. Foust
Title: Treasurer

[Signatures continue on following page]

IA ORCHARD HOTELS HOUSTON 9965 WESTHEIMER LIMITED PARTNERSHIP, an Illinois limited partnership

By:	IA Orchard Hotels Houston 9965 Westheimer GP, L.L.C., a Delaware limited liability company, its general partner

	By:	Inland American Orchard Hotels, Inc., a Delaware corporation, its sole member

		By:	/s/ Lori J. Foust
Name: Lori J. Foust
Title: Treasurer

IA ORCHARD HOTELS HOUSTON 9965 WESTHEIMER TRS LIMITED PARTNERSHIP, an Illinois limited partnership

By:	IA Orchard Hotels Houston 9965 Westheimer TRS GP, L.L.C., a Delaware limited liability company, its general partner

	By:	Inland American Orchard TRS Holding, Inc., a Delaware corporation, its sole member

		By:	/s/ Lori J. Foust
Name: Lori J. Foust
Title: Treasurer

[Signatures continue on following page]

IA ORCHARD HOTELS HOUSTON 9975 WESTHEIMER LIMITED PARTNERSHIP, an Illinois limited partnership

By:	IA Orchard Hotels Houston 9975 Westheimer GP, L.L.C., a Delaware limited liability company, its general partner

	By:	Inland American Orchard Hotels, Inc., a Delaware corporation, its sole member

		By:	/s/ Lori J. Foust
Name: Lori J. Foust
Title: Treasurer

IA ORCHARD HOTELS HOUSTON 9975 WESTHEIMER TRS LIMITED PARTNERSHIP, an Illinois limited partnership

By:	IA Orchard Hotels Houston 9975 Westheimer TRS GP, L.L.C., a Delaware limited liability company, its general partner

	By:	Inland American Orchard TRS Holding, Inc., a Delaware corporation, its sole member

		By:	/s/ Lori J. Foust
Name: Lori J. Foust
Title: Treasurer

[Signatures continue on following page]

IA ORCHARD HOTELS HOUSTON 2929 WESTPARK LIMITED PARTNERSHIP, an Illinois limited partnership

By:	IA Orchard Hotels Houston 2929 Westpark GP, L.L.C., a Delaware limited liability company, its general partner

	By:	Inland American Orchard Hotels, Inc., a Delaware corporation, its sole member

		By:	/s/ Lori J. Foust
Name: Lori J. Foust
Title: Treasurer

IA ORCHARD HOTELS HOUSTON 2929 WESTPARK TRS LIMITED PARTNERSHIP, an Illinois limited partnership

By:	IA Orchard Hotels Houston 2929 Westpark TRS GP, L.L.C., a Delaware limited liability company, its general partner

	By:	Inland American Orchard TRS Holding, Inc., a Delaware corporation, its sole member

		By:	/s/ Lori J. Foust
Name: Lori J. Foust
Title: Treasurer

[Signatures continue on following page]

IA ORCHARD HOTELS HOUSTON 2939 WESTPARK LIMITED PARTNERSHIP, an Illinois limited partnership

By:	IA Orchard Hotels Houston 2939 Westpark GP, L.L.C., a Delaware limited liability company, its general partner

	By:	Inland American Orchard Hotels, Inc., a Delaware corporation, its sole member

		By:	/s/ Lori J. Foust
Name: Lori J. Foust
Title: Treasurer

IA ORCHARD HOTELS HOUSTON 2939 WESTPARK TRS LIMITED PARTNERSHIP, an Illinois limited partnership

By:	IA Orchard Hotels Houston 2939 Westpark TRS GP, L.L.C., a Delaware limited liability company, its general partner

	By:	Inland American Orchard TRS Holding, Inc., a Delaware corporation, its sole member

		By:	/s/ Lori J. Foust
Name: Lori J. Foust
Title: Treasurer

[Signatures continue on following page]

IA ORCHARD HOTELS IRVING LIMITED PARTNERSHIP, an Illinois limited partnership

By:	IA Orchard Hotels Irving GP, L.L.C., a Delaware limited liability company, its general partner

	By:	Inland American Orchard Hotels, Inc., a Delaware corporation, its sole member

		By:	/s/ Lori J. Foust
Name: Lori J. Foust
Title: Treasurer

IA ORCHARD HOTELS IRVING TRS LIMITED PARTNERSHIP, an Illinois limited partnership

By:	IA Orchard Hotels Irving TRS GP, L.L.C., a Delaware limited liability company, its general partner

	By:	Inland American Orchard TRS Holding, Inc., a Delaware corporation, its sole member

		By:	/s/ Lori J. Foust
Name: Lori J. Foust
Title: Treasurer

[Signatures continue on following page]

IA ORCHARD HOTELS VIENNA, L.L.C., a Delaware limited liability company

By:	Inland American Orchard Hotels, Inc., a Delaware corporation, its sole member

	By:	/s/ Lori J. Foust
Name: Lori J. Foust
Title: Treasurer

IA ORCHARD HOTELS VIENNA TRS, L.L.C., a Delaware limited liability company

By:	Inland American Orchard TRS Holding, Inc., a Delaware corporation, its sole member

	By:	/s/ Lori J. Foust
Name: Lori J. Foust
Title: Treasurer

[Signatures continue on following page]

IA ORCHARD HOTELS FEDERAL WAY, L.L.C., a Delaware limited liability company

By:	Inland American Orchard Hotels, Inc., a Delaware corporation, its sole member

	By:	/s/ Lori J. Foust
Name: Lori J. Foust
Title: Treasurer

IA ORCHARD HOTELS FEDERAL WAY TRS, L.L.C., a Delaware limited liability company

By:	Inland American Orchard TRS Holding, Inc., a Delaware corporation, its sole member

	By:	/s/ Lori J. Foust
Name: Lori J. Foust
Title: Treasurer

SCHEDULE I

List of Borrowers

IA Orchard Hotels Tucson South Williams, L.L.C., a Delaware limited liability company	IA Orchard Hotels Tucson South Williams TRS, L.L.C., a Delaware limited liability company
IA Orchard Hotels Lebanon, L.L.C., a Delaware limited liability company	IA Orchard Hotels Lebanon TRS, L.L.C., a Delaware limited liability company
IA Orchard Hotels Addison Limited Partnership, an Illinois limited partnership	IA Orchard Hotels Addison TRS Limited Partnership, an Illinois limited partnership
IA Orchard Hotels Fort Worth Limited Partnership, an Illinois limited partnership	IA Orchard Hotels Fort Worth TRS Limited Partnership, an Illinois limited partnership
IA Orchard Hotels Houston 9975 Westheimer Limited Partnership, an Illinois limited partnership	IA Orchard Hotels Houston 9975 Westheimer TRS Limited Partnership, an Illinois limited partnership
IA Orchard Hotels Houston 2929 Westpark Limited Partnership, an Illinois limited partnership	IA Orchard Hotels Houston 2929 Westpark TRS Limited Partnership, an Illinois limited partnership
IA Orchard Hotels Vienna, L.L.C., a Delaware limited liability company	IA Orchard Hotels Vienna TRS, L.L.C., a Delaware limited liability company
IA Orchard Hotels Federal Way, L.L.C., a Delaware limited liability company	IA Orchard Hotels Federal Way TRS, L.L.C., a Delaware limited liability company
IA Orchard Hotels Harlingen Limited Partnership, an Illinois limited partnership	IA Orchard Hotels Harlingen TRS Limited Partnership, an Illinois limited partnership
IA Orchard Hotels Tampa, L.L.C., a Delaware limited liability company	IA Orchard Hotels Tampa TRS, L.L.C., a Delaware limited liability company
IA Orchard Hotels Westbury, L.L.C., a Delaware limited liability company	IA Orchard Hotels Westbury TRS, L.L.C., a Delaware limited liability company
IA Orchard Hotels Colorado Springs, L.L.C., a Delaware limited liability company	IA Orchard Hotels Colorado Springs TRS, L.L.C., a Delaware limited liability company

IA Orchard Hotels Baton Rouge, L.L.C., a Delaware limited liability company	IA Orchard Hotels Baton Rouge TRS, L.L.C., a Delaware limited liability company
IA Orchard Hotels Albuquerque, L.L.C., a Delaware limited liability company	IA Orchard Hotels Albuquerque TRS, L.L.C., a Delaware limited liability company
IA Orchard Hotels Solon, L.L.C., a Delaware limited liability company	IA Orchard Hotels Solon TRS, L.L.C., a Delaware limited liability company
IA Orchard Hotels Tucson East Williams, L.L.C., a Delaware limited liability company	IA Orchard Hotels Tucson East Williams TRS, L.L.C., a Delaware limited liability company
IA Orchard Hotels Los Alamitos, L.L.C., a Delaware limited liability company	IA Orchard Hotels Los Alamitos TRS, L.L.C., a Delaware limited liability company
IA Orchard Hotels Cranbury, L.L.C., a Delaware limited liability company	IA Orchard Hotels Cranbury TRS, L.L.C., a Delaware limited liability company
IA Orchard Hotels Somerset, L.L.C., a Delaware limited liability company	IA Orchard Hotels Somerset TRS, L.L.C.,a Delaware limited liability company
IA Orchard Hotels Hauppauge, L.L.C., a Delaware limited liability company	IA Orchard Hotels Hauppauge TRS, L.L.C., a Delaware limited liability company
IA Orchard Hotels Nashville, L.L.C., a Delaware limited liability company	IA Orchard Hotels Nashville TRS, L.L.C., a Delaware limited liability company
IA Orchard Hotels Brownsville Limited Partnership, an Illinois limited partnership	IA Orchard Hotels Brownsville TRS Limited Partnership, an Illinois limited partnership
IA Orchard Hotels Irving Limited Partnership, an Illinois limited partnership	IA Orchard Hotels Irving TRS Limited Partnership, an Illinois limited partnership
IA Orchard Hotels Dallas Limited Partnership, an Illinois limited partnership	IA Orchard Hotels Dallas TRS Limited Partnership, an Illinois limited partnership
IA Orchard Hotels Houston 9965 Westheimer Limited Partnership, an Illinois limited partnership	IA Orchard Hotels Houston 9965 Westheimer TRS Limited Partnership, an Illinois limited partnership
IA Orchard Hotels Houston 2939 Westpark Limited Partnership, an Illinois limited partnership	IA Orchard Hotels Houston 2939 Westpark TRS Limited Partnership, an Illinois limited partnership
IA Orchard Hotels Danbury, L.L.C., a Delaware limited liability company	IA Orchard Hotels Danbury TRS, L.L.C., a Delaware limited liability company